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                                                             Exhibit 99.10


                                                            [ANDERSEN LOGO]

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants we hereby consent to use of our report of UABL Limited dated March 26, 2002 included in or made part of the Form 8-K of Danielson Holding Corporation.

                                   PISTRELLI, DIAZ Y ASOCIADOS
                                   Member of Andersen


                                   By: /s/ Mariana Filas
                                      ----------------------------------
                                   Name: Mariana Filas
                                   Title: Partner

Buenos Aires, Argentina
Date: 19/4/02